Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Arrogene, Inc. (the "Company") on Form 10-K/A-1 for the fiscal year ended October 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Maurizio Vecchione, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Maurizio Vecchione ----------------------------------- Maurizio Vecchione Principal Executive Officer February 4, 2013

Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Arrogene, Inc. (the "Company") on Form 10-K/A-1 for the fiscal year ended October 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey Sperber, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeffrey Sperber ----------------------------------- Jeffrey Sperber Principal Financial Officer Principal Accounting Officer February 4, 2013